Concentration of Risk	9 Months Ended
Sep. 30, 2013
Concentration of Risk [Text Block]

Note 3 - Concentration of Risk

Financial instruments that potentially subject the Company to significant concentration of credit risk consist principally of accounts receivable, cash and cash equivalents. The Company’s cash and cash equivalents are maintained with high quality institutions, the compositions and maturities of which are regularly monitored by management. Through September 30 2013, the Company had not experienced any losses on such deposits.

Accounts receivable include amounts due from customers primarily in the manufactory industry. The Company performs ongoing credit evaluations of its customers’ financial condition and limits the amount of credit extended when deemed necessary, but generally requires no collateral. The Company also maintains allowances for potential credit losses. In estimating the required allowances, the Company takes into consideration the overall quality and aging of the receivable portfolio, the existence of a limited amount of credit insurance and specifically identified customer risks. Through September 30, 2013, such losses have been within management’s expectations.

For the nine months ended September 30, 2013, products sold to the Company’s largest customer, accounted for approximately 31.55%. Products purchased from the Company’s first two largest suppliers were accounted for approximately 83.50% of the total purchases.